                                                                   EXHIBIT 10.12





March 30, 1999


The Board of Directors
Corporate Express, Inc.
1 Environmental Way
Broomfield, CO  80021

To the Board of Directors:

     In consideration for, and as a pre-condition to, the appointment of Martin
E. Franklin ("Franklin") as a director of Corporate Express, Inc., a Colorado corporation (the "Company"), Franklin, on behalf of himself and those parties for whom he is acting, including the parties filing a Schedule 13D with respect to the Company dated December 31, 1998, as subsequently amended, as set forth in Attachment A hereto (each, a "Filer"), hereby reiterates that he intends to serve as a director for the benefit of all the Company's shareholders, and that, barring any material change in Franklin's personal circumstances, or any significant impairment of Franklin's relationship with the other directors of the Company, Franklin intends to serve as a director for at least six months, and Franklin hereby agrees, subject to the provisions of the sentence next following, that for a period (the "Standstill Period") beginning on the date of this agreement, through and including the earlier of (i) the effective date of Franklin's resignation as a director of the Company and (ii) September 30, 1999, Franklin shall not:

(a) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the SEC) securities of the Company, or seek to advise or influence any person or entity with respect to any voting of any securities of the Company, or initiate or propose any shareholder proposals for submission to a vote of shareholders, whether by action at a shareholder meeting or by written consent, with respect to the Company;

(b) acquire or seek to acquire, by purchase or otherwise, ownership (including, but not limited to, beneficial ownership) of (i) 10% or more of any class of securities, including without limitation the common stock, issued by the Company, or direct or indirect rights (including convertible securities) or options to acquire such ownership,
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Board of Directors
Corporate Express, Inc.
March 30,1999
Page 2


    or (ii) any of the assets or businesses of the Company, or direct or indirect rights or options to acquire such ownership;

(c) make any public announcement with respect to or make or submit a proposal or offer (with or without conditions) for the securities or assets of the Company or any extraordinary transaction involving the Company or any of its subsidiaries;

(d) submit or effect any filing or application, or seek to obtain any permit, consent or agreement, approval or other action, required by or from any regulatory agency with respect to an acquisition of the Company or any of its securities or assets;

(e) otherwise act alone or in concert with others to seek to control the management, board of directors or policies of the Company;

(f) institute, prosecute or pursue against the Company or any of its officers, directors, representatives, trustees, employees, attorneys, advisors, agents, affiliates or associates, (i) any claim with respect to any action hereafter duly approved by the Company's directors, or (ii) any claim on behalf of a class of the Company's security holders;

(g) make any filing under the Exchange Act, including, without limitation, under
    Section 13(d) thereof, disclosing any intention, plan or arrangement inconsistent with the foregoing, form, join or in any way participate in a group to take any action otherwise prohibited by the terms of this agreement, or make any public announcement with respect to any of the foregoing; or

(h) propose any of the foregoing unless and until such proposal is specifically invited by the Company.

The Company agrees that the prohibitions of the preceding sentence shall not apply to any persons or entities that are not under control of Franklin or under the control of any Filer and are engaged in the regular business of trading in publicly-traded securities, and that this agreement shall not restrict or limit Franklin's ability to resign his position as a director of the Company during the Standstill Period at any time consistent with the
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Board of Directors
Corporate Express, Inc.
March 30,1999
Page 3


representations set forth in the first paragraph of this letter, upon delivery of two business days' written notice to the Company.

     Franklin acknowledges that the Colorado Business Corporation Act requires that he discharge his duties as a director in good faith, with the care an ordinarily prudent person in like position would exercise under similar circumstances, in a manner he reasonably believes to be in the best interests of all the shareholders of the Company, and he represents that it is his intention to act in accord with the foregoing principles.

     Franklin agrees not to use any proprietary, significant and material non-public information regarding the Company or its business activities, plans and projections other than in connection with the performance of his duties as a director of the Company and to hold all such information in confidence. Franklin represents to the Company that (1) to his knowledge, he is a member of a "group" (as such term is used in the rules of the SEC) that includes only the parties listed in Attachment A hereto, who hold in the aggregate 8,718,800 shares of the Company's common stock, and (2) he will make all filings required by Section 13(d) of the Exchange Act in a timely and accurate manner, including with respect to any change in the composition of the group and any plans or proposals reportable under Item 4 of Schedule 13D. The obligations in this paragraph shall survive the Standstill Period and any termination of this agreement.

     Upon the expiration of the Standstill Period, this agreement and any obligations of Franklin and the Filers related hereto shall cease to have any force or effect, except as otherwise specifically stated herein.

     This agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflict of laws. Remedies available to the Company if any provision of this agreement is not performed in accordance with its terms or is otherwise breached will include, but not be limited to, specific performance of any provision of this agreement.
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Board of Directors
Corporate Express, Inc.
March 30,1999
Page 4


     If the foregoing correctly reflects your understanding of these matters, please indicate your agreement to the terms of this letter by signing and returning the enclosed copy of this letter.

Very truly yours,

MARTIN E. FRANKLIN


________________________________

IAN G.H. ASHKEN


________________________________

MARLIN PARTNERS I, L.P.

By:  MARLIN MANAGEMENT, L.L.C.


By:_____________________________
Name:
Title:

MARLIN MANAGEMENT, L.L.C.


By:_____________________________
Name:
Title:
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Board of Directors
Corporate Express, Inc.
March 30,1999
Page 5


PETER A. HOCHFELDER


_________________________________

ROBERT J. SOBEL


_________________________________

MITCHELL A. KUFLIK


_________________________________

BRAHMAN PARTNERS II, L.P.

By:  BRAHMAN MANAGEMENT, L.L.C.


By:______________________________
Name:
Title:

BRAHMAN INSTITUTIONAL PARTNERS, L.P.

By:  BRAHMAN MANAGEMENT, L.L.C.


By:______________________________
Name:
Title:

BY PARTNERS, L.P.
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Board of Directors
Corporate Express, Inc.
March 30,1999
Page 6


By:  BRAHMAN MANAGEMENT, L.L.C.


By:______________________________
Name:
Title:

BRAHMAN MANAGEMENT, L.L.C.


By:______________________________
Name:
Title:

BRAHMAN CAPITAL CORP.


By:______________________________
Name:
Title:
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Board of Directors
Corporate Express, Inc.
March 30,1999
Page 7


Acknowledged and Agreed:

CORPORATE EXPRESS, INC.


By:______________________________
Name:
Title: